                                                                    Exhibit 10.1

                                                               EXECUTION VERSION

                                 FIRST AMENDMENT

          FIRST AMENDMENT, dated as of July 9, 2003 (the "AMENDMENT"), to the Fifth Amended and Restated Credit Agreement, dated as of March 15, 2002 (as amended, the "CREDIT AGREEMENT"), among IRON MOUNTAIN INCORPORATED, a Pennsylvania corporation (the "COMPANY"), IRON MOUNTAIN CANADA CORPORATION (formerly known as Pierce Leahy Canada Company), a company organized under the laws of the Province of Nova Scotia, the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the "LENDERS"), FLEET NATIONAL BANK, as documentation agent, J.P. MORGAN SECURITIES INC., as arranger and book manager, J.P. MORGAN BANK CANADA, as Canadian Administrative Agent, and JPMORGAN CHASE BANK, as administrative agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT").

                              W I T N E S S E T H:

          WHEREAS, the Company has requested that the Lenders and the Administrative Agent agree to the amendments to the Credit Agreement set forth below, and the Lenders parties hereto and the Administrative Agent agree to such amendments upon the terms set forth herein;

          NOW, THEREFORE, in consideration of the respective covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1. DEFINED TERMS. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings given to them in the Credit Agreement.

          2. AMENDMENTS TO SECTION 9.24 (INVESTMENTS IN EXCLUDED SUBSIDIARIES). Section 9.24 is hereby amended to read in its entirety as follows:

          "The Company will not, and will not permit any of its Subsidiaries (other than its Excluded Subsidiaries), to make any advance, loan or other extension of credit to, or any other Investment in, or Guarantee any Indebtedness of, any Excluded Subsidiary or any other person organized outside of the United States or principally conducting its business outside the United States if, after giving effect thereto, the aggregate outstanding amount of such Investments and Guaranties (other than (a) Guaranties permitted under clause (viii) of the definition of "Permitted Indebtedness" in Section 1.01 hereof, (b) the Guaranties by the Company and its Subsidiaries of (x) the Pierce 1998 Senior Notes and (y) Indebtedness under the Canadian Commitments, and (c) Investments by the Company in Iron Mountain Canada Corporation to finance the payment by Iron Mountain Canada Corporation of principal, interest and other amounts due in respect of the Pierce 1998 Senior Notes) made after July 9, 2003 is greater than $400,000,000 (with the applicable exchange rate for any Investment or Guaranty or repayment thereof determined by reference to the relevant Exchange Rate in effect at the time of such Investment or Guaranty or repayment)."

          3. AMENDMENT TO SECTION 11 (THE ADMINISTRATIVE AGENT). J.P. Morgan Bank Canada hereby resigns as Canadian Administrative Agent and the Majority Lenders, in consultation with the Company, hereby appoint JPMorgan Chase Bank, Toronto Branch, as its successor. JPMorgan Chase Bank, Toronto Branch hereby accepts such appointment as Canadian Administrative Agent. As of the Effectiveness Date, as defined below, all provisions of the Credit Agreement, including but not limited to Section 11 thereof, shall apply to JPMorgan Chase Bank, Toronto Branch, upon the same terms and subject to the same conditions as provided in Section 11 thereof, MUTATIS MUTANDIS. This Section 3 of the Amendment shall become effective immediately upon receipt of the signature pages executed by the Majority Lenders and the Company, without regard to the other conditions precedent set forth in Section 6 hereof.

          4. AMENDMENT TO SECTION 12.02 (NOTICES). Section 12.02 is hereby amended by deleting the Address for Notices with regard to the Canadian Administrative Agent referred to therein and replacing it in its entirety with the information contained in Exhibit A hereto.

          5. REPRESENTATIONS AND WARRANTIES. On and as of the date hereof, the Company hereby confirms, reaffirms and restates the representations and warranties set forth in Section 8 of the Credit Agreement MUTATIS MUTANDIS, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Borrower hereby confirms, reaffirms and restates such representations and warranties as of such earlier date.

          6. EFFECTIVENESS. This Amendment shall become effective immediately upon: (i) execution by the Majority Lenders and the Company and (ii) the payment by the Company to the Administrative Agent, on behalf of each Lender that executes and delivers a counterpart of this Amendment, of an amendment fee in an amount equal to 0.05% of each such Lender's Commitment (the "EFFECTIVENESS DATE").

          7. VALID AND BINDING. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

          8. PAYMENT OF EXPENSES. The Company agrees to pay or reimburse the Administrative Agent for all out-of-pocket costs and expenses incurred in connection with the Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel.

          9. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT; LIMITED EFFECT. On and after the date hereof and the satisfaction of the conditions contained in this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender under the Credit Agreement, nor constitute a waiver of any provisions of the Credit Agreement. Except as expressly amended herein, all of the provisions and covenants of the Credit Agreement are and shall continue to remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

          10. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK.

          11. COUNTERPARTS. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission) and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any executed counterpart delivered by facsimile transmission shall be effective as for all purposes hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                             IRON MOUNTAIN INCORPORATED


                             By: /s/ John F. Kenny, Jr.
                                -----------------------
                                Name:  John F. Kenny, Jr.
                                Title: EVP & CFO

                             JPMORGAN CHASE BANK, as
                             Administrative Agent


                             By: /s/ Robert T. Sacks
                                --------------------
                                Name:  Robert T. Sacks
                                Title: Managing Director


                             JPMORGAN CHASE BANK, as
                             a Lender


                             By: /s/ Robert T. Sacks
                                --------------------
                                Name:  Robert T. Sacks
                                Title: Managing Director

                             J.P. MORGAN BANK CANADA
                             as former Canadian Administrative Agent,


                             By: /s/ Christine Chan
                                -------------------
                                Name:  Christine Chan
                                Title: Vice President

                             JPMORGAN CHASE BANK,
                             TORONTO BRANCH
                             as new Canadian Administrative Agent
                             and as a Lender,


                             By: /s/ Christine Chan
                                -------------------
                                Name:  Christine Chan
                                Title: Vice President

                             AERIES FINANCE-II LTD.
                             By:INVESCO Senior Secured Management, Inc.
                                As Sub-Managing Agent


                             By: /s/ Thomas H.B. Ewald
                                ----------------------
                                Name:  Thomas H.B. Ewald
                                Title: Authorized Signatory

                             AIM FLOATING RATE FUND
                             By:INVESCO Senior Secured Management, Inc.
                                As Attorney in fact


                             By: /s/ Thomas H.B. Ewald
                                ----------------------
                                Name:  Thomas H.B. Ewald
                                Title: Authorized Signatory

                             AIMCO CDO Series 2000-A


                             By: /s/
                                ---------------------
                                Name:
                                Title:

                             By: /s/
                                ---------------------

                             AIMCO CLO Series 2001-A


                             By: /s/
                                ---------------------
                                Name:
                                Title:

                             By: /s/
                                ---------------------

                             ALLSTATE LIFE INSURANCE COMPANY


                             By: /s/
                                ---------------------
                                Name:
                                Title:

                             By: /s/
                                ---------------------

                             APEX (IDM) CDO I, LTD.
                             ----------------------
                             ELC (CAYMAN) LTD. 2000-I
                             ------------------------
                             By: David L. Babson & Company Inc. as Collateral Manager


                             By: /s/ Adrienne Musgnug
                                ---------------------
                                Name:  Adrienne Musgnug
                                Title: Managing Director


                             MAPLEWOOD (CAYMAN) LIMITED
                             --------------------------
                             By: David L. Babson & Company Inc. under
                             delegated authority from Massachusetts Mutual Life Insurance Company as Investment Manager


                             By: /s/ Adrienne Musgnug
                                ---------------------
                                Name:  Adrienne Musgnug
                                Title: Managing Director


                             SIMSBURY CLO, LIMITED
                             ---------------------
                             By: David L. Babson & Company Inc. under
                             delegated authority from Massachusetts Mutual Life Insurance Company as Investment Manager


                             By: /s/ Adrienne Musgnug
                                ---------------------
                                Name:  Adrienne Musgnug
                                Title: Managing Director


                             MASSACHUSETTS MUTUAL LIFE
                             INSURANCE COMPANY
                             -----------------
                             By: David L. Babson & Company Inc. Insurance as Investment Manager


                             By: /s/ Adrienne Musgnug
                                ---------------------
                                Name:  Adrienne Musgnug
                                Title: Managing Director

                             APEX (Trimaran) CDO I, LTD.
                             By Trimaran Advisors, L.L.C.


                             By: /s/ David M. Millison
                                ----------------------
                                Name:  David M. Millison
                                Title: Managing Director

                             ARAB BANK plc


                             By: /s/ Thomas J. Butler
                                ---------------------
                                Name:  Thomas J. Butler
                                Title: Senior Vice President

                             AVALON CAPITAL LTD.
                             By: INVESCO Senior Secured Management, Inc.
                                 As Portfolio Advisor


                             By: /s/ Thomas H.B. Ewald
                                ----------------------
                                Name:  Thomas H.B. Ewald
                                Title: Authorized Signatory

                             AVALON CAPITAL LTD. 2
                             By: INVESCO Senior Secured Management, Inc.
                                 As Portfolio Advisor


                             By: /s/ Thomas H.B. Ewald
                                ----------------------
                                Name:  Thomas H.B. Ewald
                                Title: Authorized Signatory

                             BALLYROCK CDO I Limited,
                             By:  BALLYROCK Investment Advisors LLC,
                             as Collateral Manager


                             By: /s/ Lisa Rymut
                                ---------------
                                Name:  Lisa Rymut
                                Title: Assistant Treasurer

                             The Bank of New York


                             By: /s/ Kenneth P. Sneider
                                -----------------------
                                Name:  Kenneth P. Sneider
                                Title: Vice President

                             The Bank of Nova Scotia


                             By: /s/ Todd S. Meller
                                -------------------
                                Name:  Todd S. Meller
                                Title: Managing Director

                             Bank One, NA


                             By: /s/ William Buhr
                                -----------------
                                Name:  William Buhr
                                Title: Associate

                             BEAR STEARNS CORPORATE LENDING INC.


                             By: /s/ Lawrence Alletto
                                ---------------------
                                Name:  Lawrence Alletto
                                Title: Authorized Signatory

                             BIG SKY SENIOR LOAN FUND, LTD.
                             By:  EATON VANCE MANAGEMENT
                             AS INVESTMENT ADVISOR


                             By: /s/
                                ---------------------
                                Name:
                                Title: Vice President

                             Carlyle High Yield Partners II, Ltd.


                             By: /s/ Mark Alter
                                ---------------
                                Name:  Mark Alter
                                Title: Managing Director

                             Carlyle High Yield Partners III, Ltd.


                             By: /s/ Mark Alter
                                ---------------
                                Name:  Mark Alter
                                Title: Managing Director

                             Carlyle High Yield Partners IV, Ltd.


                             By: /s/ Mark Alter
                                ---------------
                                Name:  Mark Alter
                                Title: Managing Director

                             CHARTER VIEW PORTFOLIO
                             By: INVESCO Senior Secured Management, Inc.
                                 As Investment Advisor


                             By: /s/ Thomas H.B. Ewald
                                ----------------------
                                Name:  Thomas H.B. Ewald
                                Title: Authorized Signatory

                             CIBC Inc.


                             By: /s/ Lindsay Gordon
                                -------------------
                                Name:  Lindsay Gordon
                                Title: Executive Director
                                       CIBC World Markets Corp. As Agent

                             Citizens Bank of Massachusetts


                             By: /s/ Amy D. Faber
                                -----------------
                                Name:  Amy D. Faber
                                Title: Loan Officer

                             COSTANTINUS EATON VANCE CDO V, LTD.
                             BY: EATON VANCE MANAGEMENT
                                 AS INVESTMENT ADVISOR


                             By: /s/
                                ------------------------
                                Name:
                                Title: Vice President

                             Credit Lyonnais New York Branch


                             By: /s/ Scott R. Chappelka
                                -----------------------
                                Name:  Scott R. Chappelka
                                Title: Vice President

                             DIVERSIFIED CREDIT PORTFOLIO LTD.
                             By: INVESCO Senior Secured Management, Inc.
                                 As Investment Advisor


                             By: /s/ Thomas H.B. Ewald
                                -----------------------
                                Name:  Thomas H.B. Ewald
                                Title: Authorized Signatory

                             Dresdner Bank AG - New York and Grand Cayman


                             By: /s/ Erika P. Walters-Engemann & Richard Filippi
                                ------------------------------------------------
                             Name:  Erika P. Walters-Engemann & Richard Filippi
                             Title: Director & Vice President

                             EATON VANCE CDO III, LTD.
                             BY: EATON VANCE MANAGEMENT
                             AS INVESTMENT ADVISOR


                             By: /s/
                                -------------------------
                                Name:
                                Title: Vice President

                             EATON VANCE CDO IV, LTD.
                             BY: EATON VANCE MANAGEMENT
                             AS INVESTMENT ADVISOR


                             By: /s/
                                -------------------------
                                Name:
                                Title: Vice President

                             EATON VANCE SENIOR INCOME TRUST
                             BY:  EATON VANCE MANAGEMENT
                             AS INVESTMENT ADVISOR


                             By: /s/
                                -------------------------
                                Name:
                                Title: Vice President

                             EATON VANCE INSTITUTIONAL SENIOR
                             LOAN FUND
                             BY: EATON VANCE MANAGEMENT
                             AS INVESTMENT ADVISOR


                             By: /s/
                                -------------------------
                                Name:
                                Title: Vice President

                             ERSTE BANK, NEW YORK BRANCH


                             By: /s/ Gregory T. Aptman
                                ----------------------
                                Name:  Gregory T. Aptman
                                Title: Vice President


                             By: /s/ Bryan Lynch
                                ----------------
                                Name:  Bryan Lynch
                                Title: First Vice President

                             Fidelity Advisor Series II: Fidelity Advisor Floating Rate High Income Fund


                             By: /s/ John H. Costello
                                ---------------------
                                Name:  John H. Costello
                                Title: Assistant Treasurer

                             Fleet National Bank


                             By:  /s/ Michael A. Palmer
                                -----------------------
                                Name:  Michael A. Palmer
                                Title: Senior Vice President

                             General Electric Capital Corporation


                             By:  /s/ Robert M. Kadlick
                                -----------------------
                                Name:  Robert M. Kadlick
                                Title: Duly Authorized Signatory

                             GRAYSON & CO
                             BY: BOSTON MANAGEMENT AND RESEARCH
                             AS INVESTMENT ADVISOR


                             By: /s/
                                -------------------------
                                Name:
                                Title: Vice President

                             Gulf Stream-Compass CLO 2002-1, Ltd.

                             By: Gulf Stream Asset Management, LLC, as
                             collateral manager


                              By: /s/ Barry K. Love
                                -------------------
                                Name:  Barry K. Love
                                Title: Chief Credit Officer

                             HARBOUR TOWN FUNDING LLC


                             By: /s/ Ann E. Morris
                                ------------------
                                Name:  Ann E. Morris
                                Title: Assistant Vice President

                             HSBC Bank USA


                             By: /s/ Renata E. Szirmai
                                ----------------------
                                Name:  Renata E. Szirmai
                                Title: Vice President

                             ING PRIME RATE TRUST
                             By: ING Investments, LLC
                             as its investment manager


                             By: /s/ Brian S. Horton
                                --------------------
                                Name:  Brian S. Horton
                                Title: Vice President

                             ING SENIOR INCOME FUND
                             By: ING Investments, LLC
                             as its investment manager


                             By: /s/ Brian S. Horton
                                --------------------
                                Name:  Brian S. Horton
                                Title: Vice President

                             INVESCO CBO 2000-1 LTD.
                             By: INVESCO Senior Secured Management, Inc.
                                 as Portfolio Advisor


                             By: /s/ Thomas H.B. Ewald
                                ----------------------
                                Name:  Thomas H.B. Ewald
                                Title: Authorized Signatory

                             JUPITER FUNDING TRUST


                             By: /s/ Ann E. Morris
                                ------------------
                                Name:  Ann E. Morris
                                Title: Authorized Agent

                             JUPITER LOAN FUNDING LLC


                             By: /s/ Ann E. Morris
                                ------------------
                                Name:  Ann E. Morris
                                Title: Assistant Vice President

                             KATONAH I, LTD.


                             By: /s/ Ralph Della Rocca
                                ----------------------
                                Name:  Ralph Della Rocca
                               Title:  Authorized Officer
                                       Katonah Capital, L.L.C., As Manager

                             KATONAH III, LTD.


                             By: /s/ Ralph Della Rocca
                                ----------------------
                                Name:  Ralph Della Rocca
                                Title: Authorized Officer
                                       Katonah Capital, L.L.C., As Manager

                             LAGUNA FUNDING TRUST


                             By: /s/ Ann E. Morris
                                ------------------
                                Name:  Ann E. Morris
                                Title: Authorized Agent

                             Madison Avenue CDO I, Ltd.
                             By: Metropolitan Life Insurance Company
                                 as Collateral Manager


                             By: /s/ James R. Dingler
                                ---------------------
                                Name:  James R. Dingler
                                Title: Director

                             Mariner CDO 2002, Ltd.


                             By: /s/
                                -------------------------
                                Name:
                                Title:

                             Metropolitan Life Insurance Company


                             By: /s/ James R. Dingler
                                ---------------------
                                Name:  James R. Dingler
                                Title: Director

                             ML CLO XV PILGRIM AMERICA
                             (CAYMAN) LTD.
                             By: ING Investments, LLC
                                 as its investment manager


                             By: /s/ Brian S. Horton
                                --------------------
                                Name:  Brian S. Horton
                                Title: Vice President

                             OASIS COLLATERALIZED HIGH INCOME PORTFOLIOS-1 LTD.
                             By: INVESCO Senior Secured Management, Inc.
                                 as Subadvisor


                             By: /s/ Thomas H.B. Ewald
                                ----------------------
                                Name:  Thomas H.B. Ewald
                                Title: Authorized Signatory

                             OLYMPIC FUNDING TRUST, SERIES 1999-1


                             By: /s/ Ann E. Morris
                                ------------------
                                Name:  Ann E. Morris
                                Title: Authorized Agent

                             OXFORD STRATEGIC INCOME FUND
                             BY: EATON VANCE MANAGEMENT
                             AS INVESTMENT ADVISOR


                             By: /s/
                                -------------------------
                                Name:
                                Title: Vice President

                             PPM SHADOW CREEK FUNDING LLC


                             By: /s/ Ann E. Morris
                                ------------------
                                Name:  Ann E. Morris
                                Title: Assistant Vice President

                             PPM SPYGLASS FUNDING TRUST


                             By: /s/ Ann E. Morris
                                ------------------
                                Name:  Ann E. Morris
                                Title: Authorized Agent

                             The Prudential Insurance Company of America
                             By: Prudential Investment Management, Inc.
                             as Investment Advisor


                             By: /s/ Jill Brown
                                ---------------
                                Name:  Jill Brown
                                Title: Vice President

                             PUTNAM DIVERSIFIED INCOME TRUST


                             By: /s/ Beth Mazor
                                ---------------
                                Name:  Beth Mazor
                                Title: V.P.

                             Sankaty Advisors, LLC as Collateral
                             Manager for Castle Hill II - INGOTS,
                             Ltd., as Term Lender


                             By: /s/ Diane J. Exter
                                -------------------
                                Name:  Diane J. Exter
                                Title: Managing Director
                                       Portfolio Manager

                             Sankaty Advisors, LLC as Collateral
                             Manager for Great Point CLO 1999-1
                             Ltd., as Term Lender


                             By: /s/ Diane J. Exter
                                -------------------
                                Name:  Diane J. Exter
                                Title: Managing Director
                                       Portfolio Manager

                             Sankaty Advisors, LLC as Collateral
                             Manager for Race Point CLO, Limited,
                             as Term Lender


                             By: /s/ Diane J. Exter
                                -------------------
                                Name:  Diane J. Exter
                                Title: Managing Director
                                       Portfolio Manager

                             Sankaty High Yield Partners III, L.P.


                             By: /s/ Diane J. Exter
                                -------------------
                                Name:  Diane J. Exter
                                Title: Managing Director
                                       Portfolio Manager

                             SARATOGA CLO I, LIMITED
                             By: INVESCO Senior Secured Management, Inc.
                                 as Asset Manager


                             By: /s/ Thomas H.B. Ewald
                                ----------------------
                                Name:  Thomas H.B. Ewald
                                Title: Authorized Signatory

                             SAWGRASS TRADING LLC


                             By: /s/ Ann E. Morris
                                ------------------
                                Name:  Ann E. Morris
                                Title: Assistant Vice President

                             Seaboard CLO 2000 Ltd.
                             By: ORIX Capital Markets, LLC
                                 Its Collateral Manager


                             By: /s/ Sheppard H.C. Davis, Jr.
                                -----------------------------
                                Name:  Sheppard H.C. Davis, Jr.
                                Title: Managing Director

                             SENIOR DEBT PORTFOLIO
                             By: Boston Management and Research
                                 as Investment Advisor


                             By: /s/
                                ----------------------
                                Name:
                                Title: Vice President

                             SEQUILS-Glace Bay, Ltd.
                             By Royal Bank of Canada as Collateral Manager


                             By: /s/ Melissa Marano
                                -------------------
                                Name:   Melissa Marano
                                Title: Partner

                             SEQUILS-LIBERTY, LTD.
                             By: INVESCO Senior Secured Management, Inc.
                                 as Collateral Manager


                             By: /s/ Thomas H.B. Ewald
                                ----------------------
                                Name:  Thomas H.B. Ewald
                                Title: Authorized Signatory

                             The Sumitomo Trust & Bank Co., Ltd., New York
                             Branch


                             By: /s/ Elizabeth A. Quirk
                                -----------------------
                                Name:  Elizabeth A. Quirk
                                Title: Vice President

                             TORONTO DOMINION (NEW YORK), INC.


                             By: /s/ Stacey Malek
                                -----------------
                                Name:  Stacey Malek
                                Title: Vice President

                             UNION BANK of CALIFORNIA, N.A.


                             By: /s/ Albert W. Kelley
                                ---------------------
                                Name:  Albert W. Kelley
                                Title: Vice President

                             VAN KAMPEN CLO II, LIMITED
                             By: Van Kampen Investment Advisory Corp.
                             as Collateral Manager


                             By: /s/ Darvin D. Pierce
                                ---------------------
                                Name:  Darvin D. Pierce
                                Title: Executive Director

                             VAN KAMPEN SENIOR INCOME TRUST
                             By: Van Kampen Investment Advisory Corp.


                             By: /s/ Darvin D. Pierce
                                ---------------------
                                Name:  Darvin D. Pierce
                                Title: Executive Director

                             WACHOVIA BANK, NATIONAL
                             ASSOCIATION


                             By: /s/ Michael Romanzo
                                --------------------
                                Name:  Michael Romanzo
                                Title: Vice President

                             Webster Bank


                             By: /s/ Carolyn Natale
                                -------------------
                                Name:  Carolyn Natale
                                Title: Vice President

                             WINGED FOOT FUNDING TRUST


                             By: /s/ Ann E. Morris
                                ------------------
                                Name:  Ann E. Morris
                                Title: Authorized Agent

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                                                                       EXHIBIT A

                    NOTICE INFORMATION / WIRING INSTRUCTIONS


AGENT:                     JPMORGAN CHASE BANK , TORONTO BRANCH
ADDRESS:                   200 Bay Street, Suite 1800
                           Royal Bank Plaza, South Tower
                           Toronto, Ontario
                           M5J 2J2

CREDIT CONTACT:            Christine Chan
                           Vice President
       Telephone:          (416) 981-9123
       Facsimile:          (416) 981-9138
       E-mail:             Christine.Chan@jpmorgan.com

ADMINISTRATIVE CONTACT:    Amanda Staff / Ramona Sankar
                           Corporate Banking Officer
       Telephone:          (416) 981-9235 / (416) 981-9144
       Facsimile:          (416) 981-9128
       E-mail:             Amanda.Staff@jpmorgan.com /
                           Ramona K Sankar@jpmorgan.com

PAYMENTS TO BE MADE AS FOLLOWS:

CANADIAN DOLLARS

ROYAL BANK OF CANADA
CORRESPONDENT BKG DIVISION, TORONTO
TRANSIT #:  07172
F/A: JPMORGAN CHASE BANK, TORONTO BRANCH
A/C #:  1000405


U.S. DOLLARS

JPMORGAN CHASE BANK, NEW YORK
SWIFT:  CHASUS33
ABA:  021000021
F/A:  JPMORGAN CHASE BANK, TORONTO BRANCH
A/C #:  400929821